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                                                                      Exhibit 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our reports dated January 20, 1999, included in CSG Systems International, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.


                                       ARTHUR ANDERSEN LLP



Omaha, Nebraska
July 20, 1999